UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2018

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-37888	46-5726437
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On December 31, 2018, Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), CareKinesis, Inc., a Delaware corporation (“CareKinesis”), Careventions, Inc., a Delaware corporation (“Careventions”), Capstone Performance Systems, LLC, a Delaware limited liability company (“Capstone”), J.A. Robertson, Inc., a California corporation (“Robertson”), Medliance LLC, an Arizona limited liability company (“Medliance”), CK Solutions, LLC, a Delaware limited liability company (“CK Solutions”), TRSHC Holdings, LLC, a Delaware limited liability company (“TRSHC”), SinfoniaRX, Inc., an Arizona corporation (“SinfoniaRX”), TRHC MEC Holdings, LLC, a Delaware limited liability company (“TRHC MEC”), Mediture LLC, a Minnesota limited liability company (“Mediture”), eClusive L.L.C., a Minnesota limited liability company (“eClusive”), and Cognify, LLC, a Delaware limited liability company (“Cognify” and, together with TRHC, CareKinesis, Careventions, Capstone, Robertson, Medliance, CK Solutions, TRSHC, SinfoniaRX, TRHC MEC, Mediture and eClusive, the “Borrowers”) entered into a Loan and Security Modification Agreement (the “Amendment”) with the several banks and other financial institutions or entities party thereto (the “Lenders”) and Western Alliance Bank, an Arizona corporation, as a Lender and as administrative agent and collateral agent for the Lenders (the “Agent”).  The Amendment amends that certain Amended and Restated Loan and Security Agreement, dated September 6, 2017, by and among the Borrowers, the Lenders and the Agent (as amended, the “Amended Loan Agreement”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Amended Loan Agreement.

The Amendment amends, among other things, the Borrowers’ revolving credit facility to increase its size from $40 million to $60 million (the “Credit Facility”). The Amendment also eliminates the Borrowers’ option to request an increase in the size of the Credit Facility of up to $10 million upon the successful syndication of such additional amounts. Loans under the Credit Facility, as amended, will bear interest at a rate equal to the Prime Rate plus an Applicable Margin, with Prime Rate defined as the greater of (i) 5.5% or (ii) the prime rate published in the Money Rates section of the Western edition of The Wall Street Journal, or such other rate or interest publicly announced from time to time by the Agent as its Prime Rate.  The Amendment decreases the minimum unrestricted cash balance the Borrowers are required to maintain in their accounts with the Agent plus amounts available for draw under the Credit Facility from $3 million to $1.5 million.  The financial covenants with respect to the Credit Facility otherwise remain unchanged.

As amended, the Credit Facility is subject to a success fee equal to $200,000, payable upon the earliest to occur of the following: (i) September 6, 2020, the Credit Facility’s maturity date; (ii) the acceleration of the Credit Facility pursuant to the terms of the Amended Loan Agreement; and (iii) the prepayment of the Credit Facility and the termination of the Agent’s commitments under the Credit Facility. An additional facility fee equal to $50,000 is due and payable in connection with the Amendment and the increase in the Credit Facility.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 2, 2019, TRHC completed the previously announced acquisition (the “Transaction”) of all of the outstanding share capital and options to purchase share capital of DoseMe Holdings Pty Ltd ACN 168 742 336, a proprietary company limited by shares organized under the Laws of Australia (the “Company”) from the shareholders and option holders of the Company (“Sellers”).  The acquisition was made pursuant to a Share Purchase Deed (the “Purchase Agreement”), made and entered into as November 30, 2018, by and among (a) TRHC, (b) DM Acquisition Pty Ltd, a proprietary company limited by shares organized under the Laws of Australia and wholly-owned subsidiary of TRHC (“Purchaser”), (c) the Sellers and (d) Charles Cornish, solely in his capacity as the Seller Representative. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Purchase Agreement.

At the closing, pursuant to the terms of the Purchase Agreement, TRHC (i) paid the Sellers $10.0 million in cash consideration, subject to adjustments as set forth in the Purchase Agreement, and (ii) issued 149,053 shares of TRHC common stock (valued at $67.09 per share).  A portion of the cash consideration will be held in escrow to secure potential claims by TRHC for indemnification under the Purchase Agreement and in respect of adjustments to the Purchase Price.

In addition, the Sellers will also be eligible to earn additional consideration, payable one-half in cash consideration and one-half in shares of TRHC common stock, with an aggregate value of up to a total of $10.0 million (the “Contingent Consideration”) based on the financial results of the Company as more fully described in the Purchase Agreement.  Additionally, pursuant to the terms of the Purchase Agreement, the Contingent Consideration may be accelerated in certain instances.

The description of the Purchase Agreement contained in TRHC’s Current Report on Form 8-K filed December 3, 2018 (the “December 3rd 8-K”) is incorporated herein by reference.  The summary description of the Purchase Agreement contained in the December 3rd 8-K does not purport to be complete and is qualified in its entirety by reference to the terms of the Purchase Agreement, which was filed as Exhibit 2.1 to the December 3rd 8-K and is incorporated herein by reference. The financial statements of the Company and the pro forma financial information of TRHC required under Item 9.01 of this report will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures set forth in Item 1.01 above with respect to the Amendment and Item 2.01 above with respect to Contingent Consideration are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures set forth in Item 2.01 above are incorporated by reference into this Item 3.02.  TRHC issued common stock in connection with the closing of the Transactions in a private placement exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.  TRHC relied on representations made by the individuals who received TRHC common stock to the effect that they were acquiring the TRHC common stock for investment purposes and not with a view to, or for resale in connection with, the distribution of such securities in violation of applicable securities laws and that they had sufficient knowledge and experience in business and financial matters to be capable of evaluating the merits and risks of an investment in such securities.

Item 8.01 Other Events

The following risk factors are provided to update the risk factors of TRHC previously disclosed in TRHC’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017:

We face additional risks as a result of the Transaction and may be unable to integrate our businesses successfully and realize the anticipated synergies and related benefits of the Transaction or do so within the anticipated timeframe.

On January 2, 2019, we completed our acquisition of the Company. As a result of the Transaction, TRHC faces various additional risks, including, among others, the following:

•                  our inability to successfully evaluate and utilize the Company’s products, services, technologies or personnel;

•                  disruption to the Company’s business and operations and relationships with service providers, customers, employees and other partners;

•                  negative effects on our products, product pipeline and services from the changes and potential disruption that may follow the Transaction;

•                  diversion of our management’s attention from other strategic activities;

•                  our inability to successfully combine the Company’s business in a manner that permits us to achieve the cost savings anticipated to result from the Transaction;

•                  diversion of significant resources from the ongoing development of our existing products, services and operations; and

•                  greater than anticipated costs related to the integration of the Company’s business and operations into ours.

Our ability to execute all such plans will depend on various factors, many of which remain outside our control. Any of these risks could adversely affect our business and financial results.

The process of integrating the Company’s operations into our operations could result in unforeseen operating difficulties and require significant resources.

The following factors, among others, could reduce our revenues and earnings, increase our operating costs, and result in a loss of projected synergies:

•                  if we are unable to successfully integrate the duties, responsibilities, and other factors of interest to the management and employees of the acquired business, we could lose employees to our competitors, which could significantly affect our ability to operate the business and complete the integration;

•                  if we are unable to implement and retain uniform standards, controls, policies, procedures and information systems; and

•                  if the integration process causes any delays with the delivery of our services, or the quality of those services, we could lose customers, which would reduce our revenues and earnings.

The process of integrating the Company and its associated services and technologies involves numerous risks that could materially and adversely affect our results of operations or stock price.

The following factors, among others, could materially and adversely affect our results of operations or stock price:

•                  expenses related to the acquisition process and impairment charges to goodwill and other intangible assets related to the acquisition;

•                  the dilutive effect on earnings per share as a result of issuances of our stock and incurring operating losses;

•                  stock volatility due to investors’ uncertainty regarding the value of the Company;

•                  diversion of capital from other uses;

•                  failure to achieve the anticipated benefits of the acquisition in a timely manner, or at all; and

•                  adverse outcome of litigation matters or other contingent liabilities assumed in or arising out of the acquisition.

Notwithstanding the due diligence investigation we performed in connection with the Transaction, the Company may have liabilities, losses, or other exposures for which we do not have adequate insurance coverage, indemnification, or other protection.

While we performed significant due diligence on the Company prior to signing the Purchase Agreement, we are dependent on the accuracy and completeness of statements and disclosures made or actions taken by the Company and its representatives when conducting due diligence and evaluating the results of such due diligence.  We did not control and may be unaware of activities of the Company before the acquisition, including intellectual property and other litigation or disputes, information security vulnerabilities, violations of laws, policies, rules and regulations, commercial disputes, tax liabilities and other liabilities.

Our post-closing recourse is limited under the Purchase Agreement.

The Sellers’ obligations to indemnify us is limited to, among others, breaches of specified representations and warranties and covenants included in the Purchase Agreement and other specific indemnities as set forth in the Purchase Agreement. In the event that any Seller breaches a representation or warranty other than a Fundamental Representation (as defined in the Purchase Agreement), we cannot recover in respect of a claim for indemnification pursuant to the Purchase Agreement with respect to such non-Fundamental Representation unless and until the indemnifiable losses exceed $150,000, and we cannot make an indemnification claim against the Sellers for a breach of a non-Fundamental Representation after the date that is 18 months after the date of closing of the Transaction.  If any issues arise post-closing, we may not be entitled to sufficient, or any, indemnification or recourse from the Sellers, which could have a material adverse impact on our business and results of operations.

Our international operations and sales to clients outside the United States might expose us to risks inherent in international markets, which could hurt our business.

An element of our growth strategy is to further expand internationally. Operating in international markets requires significant resources and management attention and will subject us to regulatory, economic and political risks that are different from those in the United States. In January 2019, we completed our acquisition of the Company which is based in Brisbane, Australia. Because of our limited of experience with international operations, our current and any potential future international expansion efforts might not be successful in creating demand for our products and services outside of the United States or in effectively selling our products and services in the international markets we enter. In addition, we will face risks in doing business internationally that could hurt our business, including:

•                  the need to localize and adapt our products and services for specific countries, including translation into foreign languages and associated expenses;

•                  difficulties in staffing, supporting and managing foreign operations;

•                  different pricing environments, longer sales cycles and longer accounts receivable payment cycles and collections issues;

•                  new and different sources of competition;

•                  international political and economic conditions;

•                  weaker protection for intellectual property and other legal rights than in the United States and practical difficulties in enforcing intellectual property and other rights outside of the United States;

•                  laws and business practices favoring local competitors, including trade protection measures;

•                  compliance challenges related to the complexity of multiple, conflicting and changing governmental laws and regulations, including employment, anti-bribery, foreign investment, tax, privacy and data protection laws and regulations;

•                  increased financial accounting and reporting burdens and complexities;

•                  adverse tax consequences; and

•                  if we denominate our international contracts in local currencies, fluctuations in the value of the U.S. dollar and foreign currencies might negatively affect our operating results when translated into U.S. dollars.

The occurrence of any one of these risks could negatively affect our international business and, consequently, our results of operations generally. In the event that we are unable to manage the complications associated with international operations, our business prospects could be materially and adversely affected. Any further expansion in our international operations will require significant management attention and financial resources.  We cannot be certain that the investment and additional resources required in establishing and expanding our international operations will produce desired levels of revenue or profitability. If we invest substantial time and resources to establish and expand our international operations and are unable to do so successfully and in a timely manner, our business and operating results will suffer.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The audited financial statements and unaudited interim financial statements of the Company required by this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information

The unaudited pro forma financial information of TRHC required by this Item 9.01(b) will be furnished by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

Exhibit Number	Description

2.1*

Share Purchase Deed, made and entered into on November 30, 2018, by and among Tabula Rasa HealthCare, Inc., DM Acquisition Pty Ltd, the shareholders and option holders of DoseMe Holdings Pty Ltd ACN 168 742 336 set forth on the signature page thereto under the heading “Sellers” and Charles Cornish, solely in his capacity as the Seller Representative (Filed as Exhibit 2.1 to TRHC’s Current Report on Form 8-K filed December 3, 2018 and incorporated by reference herein)

10.1

Loan and Security Modification Agreement, entered into as of December 31, 2018, by and among CareKinesis, Inc., Tabula Rasa HealthCare, Inc., Careventions, Inc., Capstone Performance Systems, LLC, J.A. Robertson, Inc., Medliance LLC, CK Solutions, LLC, TRSHC Holdings, LLC, SinfoniaRX, Inc., TRHC MEC Holdings, LLC, Mediture, LLC, eClusive L.L.C., Cognify LLC, the several banks and other financial institutions or entities party thereto, and Western Alliance Bank, as a Lender and as administrative agent and collateral agent for the Lenders.

* The schedules and exhibits to the share purchase deed are omitted pursuant to Item 601(b)(2) of Regulation S-K. Tabula Rasa HealthCare, Inc. agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: January 2, 2019